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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 25, 1998

SOUTHERN PACIFIC SECURED ASSETS CORP. (as depositor under an Amended and Restated Trust Agreement, dated June 25, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Notes, Series 1998-H1)



                      SOUTHERN PACIFIC SECURED ASSETS CORP.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                  333-52577                33-0659688
         ----------                  ---------                ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


            4949 Meadows Road, Suite 600
            Lake Oswego, Oregon                                   97035
            -------------------                                   -----
            (Address of Principal                               (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (503) 303-5400

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         EXHIBIT NO.               DESCRIPTION

         3.1 Amended and Restated Trust Agreement, dated as of June 25, 1998, between Southern Pacific Secured Assets Corp., as depositor, and Wilmington Trust Company, as owner trustee.

         4.1 Indenture dated as of June 25, 1998, between Southern Pacific CMN Trust Series 1998-H1, as issuer and
                                   Norwest Bank Minnesota, N.A., as
                                   indenture trustee.

         99.1 Servicing Agreement, dated as of June 1, 1998, between Southern Pacific Funding Corporation, as master servicer and Southern Pacific CMN Trust Series 1998-H1, as issuer.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SOUTHERN PACIFIC SECURED ASSETS CORP.

                                           By: /s/ James L. Smith
                                               -----------------------
                                           Name:   James L. Smith
                                           Title:  Director

Dated: July 9, 1998


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                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION

3.1 Amended and Restated Trust Agreement, dated as of June 25, 1998, between Southern Pacific Secured Assets Corp., as depositor, and Wilmington Trust Company, as owner trustee.

4.1 Indenture dated as of June 25, 1998, between Southern Pacific CMN Trust Series 1998-H1, as issuer and Norwest Bank Minnesota, N.A., as indenture trustee.

99.1 Servicing Agreement, dated as of June 1, 1998, between Southern Pacific Funding Corporation, as master servicer and Southern Pacific CMN Trust Series 1998-H1, as issuer.



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